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                                                                    EXHIBIT 10.5

 MODIFICATION NO. 1 TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY
                  AGREEMENT AND NOTES SECURED BY DEED OF TRUST

This Modification Agreement To Amended and Restated Revolving Loan and Security Agreement and Notes Secured by Deed of Trust ("Modification"), dated as of June 16, 2003 ("Effective Date"), is entered into by Toyota Motor Credit Corporation, a California corporation ("TMCC"), Lithia Real Estate, Inc., an Oregon corporation ("Borrower"), with reference to the following:

         A. TMCC has made Advances to Borrower up to the principal amount of Forty Million Dollars ($40,000,000) and certain Term Loan (collectively the "Loan"). The Loan is evidenced by that certain Amended and Restated Loan and Security Agreement, dated May 10, 2002 ("Loan Agreement"). The Loan Agreement and all other documents now or hereafter executed which evidence or further secure the Loan, as the Loan may from time to time by modified, supplemented, extended or renewed, are hereinafter collectively referred to as the "Loan Documents."

         B. The parties have agreed to change the definition of "Loan Value" in the Loan Agreement and to allow for TMCC to provide an additional condition to the conversion of an Advance(s) to a Term Loan by the Borrower.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Modification the parties agree as follows:

         1. Definitions. All capitalized terms used herein shall have the meanings given to them in the Loan Agreement unless otherwise specifically defined herein.

         2.       Modifications to Loan Agreement.

         a. The definition of "Loan Value" found in Section 1.1 is amended in its entirety to read as follows:

                  "'Loan Value' shall mean with respect to a Property, (i) ninety percent (90%) for Toyota or Lexus dealerships; or (ii) eighty (80%) for non-Toyota/Lexus dealerships, in each case of the appraised value of such real property based upon the MAI appraisal delivered to TMCC pursuant to Section 3.1 hereof."

         b. Subsection 2.2 b. is amended in its entirety to read as follows:

                  "b. Limitations. In addition to the conditions set forth in
                  Section 4.2 hereof, Borrower's request to convert one or more Advances into a Term Loan shall on each occasion be subject to the following conditions: (i) TMCC shall have

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                  approved the Borrower's request in writing, which approval shall be provided in its sole and absolute discretion; (ii) the principal amount of the Term Loan shall not exceed the Loan Value of the Term Loan Collateral; and (iii) the Conversion Date shall be a Business Day not later than the Maturity Date of the Revolving Loan."

         c.       The initial paragraph and the final paragraph of Subsection
         2.2 g. are amended by changing the reference to "three hundred (300) months" in each paragraph to "two hundred forty (240) months."

         d. Exhibit A-2 shall be replaced with the form promissory note attached hereto as Exhibit A-2.

         3. Conditions to the Effective Date. The amendment provided for herein shall be effective as of the date indicated above provided that the following conditions shall have been met by Borrower or waived by TMCC or as otherwise specifically provided for herein:

         a. Borrower shall have paid all legal fees, title insurance fees, and recording costs incurred in connection herewith;

         b. Borrower shall have paid to TMCC all applicable late charges, accrued interest, and other payments due and payable to TMCC under the Loan Documents as of the date hereof; and

         c. Borrower shall not be in default under the Loan Documents and no event shall have occurred which with the passing of time or giving of notice would be a default thereunder.

         d. Borrower shall have executed and delivered such additional instruments and documentation relating to the Loan as TMCC may require, in TMCC's sole discretion.

         4. Representations and Warranties. The Borrower and Guarantor each hereby restate and reaffirm to TMCC all of the representations and warranties contained in the Loan Agreement as if made on the date hereof and fully set forth herein.

         5. Effect of Agreement. As amended herein, all of the terms, covenants and conditions of the Notes and other Loan Documents remain in full force and effect. All references in the Loan Documents to any Loan Document shall mean as amended by this Modification. Nothing herein shall be deemed or construed to be an impairment of the lien of the Deed of Trust, and the lien of the Deed of Trust shall remain a first lien encumbering the Property. To the extent of any conflict between the provisions of the Notes, the Loan Agreement or other Loan Documents and the provisions of this Modification, the provisions of Modification shall prevail and control. Borrower hereby acknowledges, certifies and reaffirms its obligations under the Loan Documents as modified hereby.

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         6.       Further Documentation. The parties agree to execute such
further documents as TMCC may from time to time require in order to give full force and effect to this Modification.

         7. Applicable Law. This Modification shall be governed by the laws of the State of Oregon.

         IN WITNESS WHEREOF, the parties hereto have executed this Modification No. 2.

BORROWER:                      LITHIA REAL ESTATE, INC.,
                               an Oregon corporation,

                               By:/s/ JEFFREY B. DEBOER
                                 -----------------------------------------------
                               Name: Jeffrey B. Deboer
                               Title: Senior Vice President and Chief Financial Officer

TMCC:                          TOYOTA MOTOR CREDIT CORPORATION,
                               a California corporation

                               By:/s/ DAVID PELLICCIONI
                                 -----------------------------------------------
                                 David Pelliccioni
                                 Group Vice President

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                                   EXHIBIT A-2

                                 PROMISSORY NOTE
                                   (Term Loan)

$_____________.00                                                   ____________

         FOR VALUE RECEIVED, the undersigned, Lithia Real Estate, Inc., an Oregon corporation (the "Borrower"), promises to pay to Toyota Motor Credit Corporation, a California corporation ("TMCC"), or its order, at 19001 So. Western Avenue, P.O. Box 2958, Torrance, California 90509-2958, on October 1, 2007 or such later date as may be established in accordance with Section 2.2 of the Loan Agreement (as defined below) (as extended from time to time, the "Maturity Date") the principal sum of ____________________ ($______________), together with interest thereon as provided in this Promissory Note (the "Note").

         This Note is issued under and is subject to the terms of that certain Amended and Restated Loan and Security Agreement dated as of May 10, 2002, as amended by that certain Modification to Amended and Restated Revolving Loan and Security Agreement And Notes Secured by Deed of Trust dated _____________, 2003 (as amended or otherwise modified from time to time, the "Loan Agreement"), executed by Borrower and TMCC. The Loan Agreement contains terms upon which the Term Loan is made and this Note is issued. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Loan Agreement, the terms of this Note shall control. Capitalized terms used in this Note which are not defined herein have the meanings set forth in the Loan Agreement. This Note is subject to acceleration upon the terms provided herein and in the Loan Agreement.

         Pursuant to the terms of the Loan Agreement, Borrower has elected to convert one or more of Advances evidenced by that certain Promissory Note (Revolving Loan) made by Borrower in favor of TMCC dated May 10, 2002 in the face amount of Forty Million Dollars ($40,000,000) (the "Prior Note") into a single term loan in the principal sum of this Note (the "Term Loan"). This Note continues a portion of the Prior Note and the Advances evidenced thereby and converted into the Term Loan evidenced by this Note. Such Advances have not been repaid, satisfied or discharged and nothing herein shall constitute a repayment, satisfaction or discharge of such indebtedness.

                                  [SELECT ONE]

         [1.      Interest. The Term Loan evidenced by this Note shall bear
interest at a per annum rate two (2.00%)/two and one-half (2.50%)(non-toyota rate) percentage points above the one (1) month London Interbank Offered Rate ("LIBOR"), as published by the Wall Street Journal in its "Money Rates" section, in effect on the last business day of the month preceding the date of this Note. The LIBOR Rate shall be adjusted, as necessary, on the first calendar day of each month, based on the LIBOR Rate in effect as of the last business day of the preceding month. Should the method of establishing the LIBOR Rate, or the publication of the London Interbank Offered Rates for one (1) month deposits in the Wall Street Journal cease or be abolished, then the

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LIBOR Rate shall be based on a comparable index selected by TMCC. Interest shall be calculated on the basis of a year of three hundred sixty (360) days applied to the actual number of days elapsed on the unpaid principal balance.

                  2. Payment Terms. Payments of principal owing under this Note shall be determined based on an amortization of the principal over three hundred (300) months. Interest shall be payable monthly, in arrears, on the first day of each month, and equal consecutive monthly principal payments shall be due and payable on the first Business Day of the month following the date of this Note and continue on the first Business Day of each month thereafter. Borrower shall repay the balance of the principal outstanding of the Term Loan evidenced by this Note on the Maturity Date. Accrued but unpaid interest on the Term Loan evidenced by this Note shall be paid in arrears on the first Business Day of each month and on the Maturity Date. Unpaid interest accruing on amounts in default shall be payable on demand. All amounts payable under this Note shall be payable only in lawful money of the United States of America, in immediately available funds.]

                                     [-OR-]

         [1.      Interest. The Term Loan evidenced by this Note shall bear
interest at a per annum rate two (2.00%)/ two and one-half (2.50%)(non-toyota rate)percentage points above the five (5) year swap rate published by Bloomberg Financial as the mid-price "USSWAP 5 Index" in effect on the date of this Note. Interest shall be calculated on the basis of a year of three hundred sixty (360) days applied to the actual number of days elapsed on the unpaid principal balance.

         2. Payment Terms. The principal and interest owing under this Note shall be amortized over two hundred forty (240) months. Equal consecutive monthly payments of principal and interest shall be payable monthly commencing on the first Business Day of the month following the date of this Note and continue on the first Business Day of each month thereafter. Borrower shall repay the balance of the principal outstanding of the Term Loan evidenced by this Note on the Maturity Date. Accrued but unpaid interest on the Term Loan evidenced by this Note shall be paid in arrears on the first Business Day of each month and on the Maturity Date. Unpaid interest accruing on amounts in default shall be payable on demand. All amounts payable under this Note shall be payable only in lawful money of the United States of America, in immediately available funds.]

         3. Application of Payments. Each payment received by TMCC shall be credited first to interest then due and any late charges, fees or expenses owed, and the remainder to principal. TMCC is hereby authorized to record the date and amount of the Term Loan made and the date and amount of each payment of principal and interest thereon on a schedule annexed hereto and constituting a part of this Note or maintained in connection herewith. Any such recordation by TMCC shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation or any error in any such recordation shall not affect the obligations of Borrower hereunder.

         5. Prepayment. If all or any part of the principal of this Note is prepaid within twelve (12) months from the date of this Note, whether voluntarily made or upon acceleration of the Term Loan (including, without limitation, upon any violation by Borrower of the "Due on

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Sale" provisions of any mortgage or deed of trust securing this Note), Borrower shall pay a prepayment charge equal to two percent (2.00%) of the amount prepaid, but in no event greater than the maximum amount permitted by applicable law. No prepayment charge shall apply to any prepayment of the principal of this Note made after twelve (12) months from the date of this Note.

         6. Late Payments; Default Interest. Time is of the essence of this Note. Should Borrower fail to make any payment within fifteen (15) days of it being due, Borrower agrees to pay a late charge, to the extent allowed by applicable law, of two percent (2.00%) of the late payment, but only once for each such late payment. Borrower acknowledges that TMCC will incur additional expenses in handling the delinquent payment, the exact amount of which is difficult to ascertain, but that said late charge is a reasonable estimate of TMCC's expenses so incurred. Upon the occurrence and during the continuation of an Event of Default, the Term Loan evidenced by this Note shall bear interest at a per annum rate two (2.00%) percentage points above the interest rate provided in Section 1 of this Note, but in no event greater than the maximum rate of interest permitted by applicable law.

         7. Security for Note. This Note is secured by all mortgages, deeds of trust, security agreements, collateral assignments, and other liens and security now or at any time hereafter executed or granted by Borrower to TMCC, to secure the Term Loan evidenced by this Note, and by any rights of subrogation accruing to TMCC by reason of any indebtedness discharged by the proceeds of the Term Loan. The deeds of trust or mortgages securing this Note (collectively, the "Deeds of Trust") provide that all amounts due under this Note may be made immediately due and payable in the event that, among other defaults as described in the Deeds of Trust, the property described in any of the Deeds of Trust is sold, transferred, conveyed, encumbered or otherwise alienated without TMCC's prior written consent, all as specifically set forth in the Deeds of Trust.

         8. Acceleration. Upon the occurrence of an Event of Default, unless all such Event of Default shall have been cured within the time provided in the Loan Agreement, or waived in writing by TMCC, all amounts outstanding hereunder and all interest accrued hereon, shall, at the option of TMCC, without presentment, demand, protest or notice of acceleration, notice of intent to accelerate or notice of any kind (all of which are hereby expressly waived), be immediately due and payable; provided, however, that upon the occurrence of one or more of the other Events of Default set forth in subsection g of Section 8.1 of the Loan Agreement, all amounts outstanding hereunder and all interest accrued hereon shall be immediately due and payable without presentment, demand, protest or notice of acceleration, notice of intent to accelerate or notice of any kind (all of which are hereby expressly waived). No failure by TMCC to exercise its option under this Section shall not constitute a waiver of the right to exercise it upon the occurrence of any subsequent Event of Default.

         9. Guarantor. This Note is guaranteed by the Guarantor(s) referenced in the Loan Agreement pursuant to the terms of certain Continuing and Irrevocable Guaranty(ies) executed from time to time by such Guarantor(s).

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         10.      No Amendment. Neither this Note, nor any term hereof, may be amended, changed, waived, discharged, terminated or otherwise modified without the prior written consent of TMCC.

         11. Waivers. The makers, endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, all notices, including notice of intent to accelerate and notice of acceleration, demand, presentment for payment, notice of non-payment, protest and notice of protest; and expressly agree that this Note, or any payment hereunder may be extended or modified from time to time; and consent to the acceptance of further security for this Note, including other types of security; and the release of security; all without in any way affecting their liability. The right to plead any and all statutes of limitations as a defense to any demand secured by the Deeds of Trust or any other security securing this Note, against makers, endorsers, guarantors or sureties is expressly waived by each and all said parties.

         12. Legal Fees. If this Note is referred to an attorney for collection or legal advice following a default, or if any other judicial or non-judicial action is instituted or an attorney is employed to reclaim, sequester, protect, preserve or enforce any interest in real property or other security for this Note, including but not limited to proceedings under the United States Bankruptcy Code or eminent domain, Borrower agrees to pay the holder's attorneys' fees and costs.

         13. Applicable Law. The validity of this Note, its construction, interpretation and enforcement, and the rights of the parties hereunder shall be determined under, governed by and construed in accordance with the laws of the State of Oregon.

         14. Severability. If any of the provisions of this Note shall be determined to be invalid, such invalidity shall not invalidate any other provision of this Note, but it shall be construed as if not containing the particular provision or provisions held to be invalid, and all rights and obligations of the parties shall be construed and enforced accordingly. The headings in this Note are for convenience only and shall not affect the construction hereof.

         15. Successors And Assigns. The duties, covenants, conditions and obligations of Borrower in this Note shall be binding obligations of Borrower's heirs, executors, administrators, personal representatives, successors and assigns. Each and every party signing or endorsing this Note binds himself or herself as principal and not as surety, and each shall be jointly and severally liable hereunder.

         16. Jurisdiction. BORROWER HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND THE UNITED STATES DISTRICT COURTS FOR THE DISTRICT OF OREGON SITTING IN PORTLAND, MULTNOMAH COUNTY, OREGON, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF BORROWER'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS NOTE, AND EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY OF SUCH COURTS.

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         17.      Waiver Of Jury Trial. BORROWER AND TMCC MUTUALLY HEREBY
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR TMCC TO ACCEPT THIS NOTE AND MAKE THE TERM LOAN.

         18. Commercial Transaction. BORROWER ACKNOWLEDGES THAT THE TERM LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL, INVESTMENT OR BUSINESS PURPOSES.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first indicated above.

                                    BORROWER:

                                    LITHIA REAL ESTATE, INC., an Oregon
                                    corporation

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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